RAMP SERIES 2005-RS2 TRUST
                                     ISSUER

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-RS2

                         Supplement dated March 7, 2005
                                       to
                  Prospectus Supplement dated February 22, 2005
                                       to
                       Prospectus dated December 22, 2004

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus supplement dated February 22, 2005.



RBS GREENWICH CAPITAL                                 CREDIT SUISSE FIRST BOSTON

                               GMAC RFC SECURITIES




         This supplement may be used to offer or sell the certificates offered hereby only if accompanied by the prospectus supplement and prospectus.

         Dealers will be required to deliver a supplement, prospectus supplement and prospectus when acting as underwriters of the certificates offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the offered certificates, whether or not participating in this offering, may be required to deliver a supplement, prospectus supplement and prospectus until June 6, 2005.

         The decrement tables for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates on pages S-86 through S-92 of the prospectus supplement shall be amended by removing the final right-hand column of each table in its entirety and replacing it with the following:

       PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING AT THE
                 FOLLOWING PERCENTAGES OF PREPAYMENT ASSUMPTION

                                                       CLASS M-1
                                                     CERTIFICATES
                                                     ------------
HEP FOR FIXED-RATE MORTGAGE LOANS                      30.00%
PPC FOR ADJUSTABLE-RATE MORTGAGE LOANS                150.00%
DISTRIBUTION DATE
Initial Percentage.................................     100
February 2006......................................     100
February 2007......................................     100
February 2008......................................      22
February 2009......................................      22
February 2010......................................      22
February 2011......................................      22
February 2012......................................      22
February 2013......................................      13
February 2014......................................      5
February 2015......................................      *
February 2016......................................      0
February 2017......................................      0
February 2018......................................      0
February 2019......................................      0
February 2020......................................      0
February 2021......................................      0
February 2022......................................      0
February 2023......................................      0
February 2024......................................      0
February 2025......................................      0
February 2026......................................      0
February 2027......................................      0
February 2028......................................      0
February 2029......................................      0
February 2030......................................      0
February 2031......................................      0
February 2032......................................      0
February 2033......................................      0
February 2034......................................      0
February 2035......................................      0
Weighted Average Life in Years** (to Maturity).....     4.06
Weighted Average Life in Years*** (to Call)........     3.10
____________
*        Indicates a number that is greater than zero but less than 0.5%.
**       The weighted average life of an offered certificate is determined by
         (i) multiplying the net reduction, if any, of Certificate Principal Balance by the number of years from the date of issuance of the offered certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.
*** The weighted average life is calculated as stated above and also assumes that an optional termination is exercised on the first possible optional termination date.

       PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING AT THE
                 FOLLOWING PERCENTAGES OF PREPAYMENT ASSUMPTION

                                                      CLASS M-2
                                                    CERTIFICATES
                                                    ------------
HEP FOR FIXED-RATE MORTGAGE LOANS                      30.00%
PPC FOR ADJUSTABLE-RATE MORTGAGE LOANS                150.00%
DISTRIBUTION DATE
Initial Percentage.................................     100
February 2006......................................     100
February 2007......................................     100
February 2008......................................     100
February 2009......................................     100
February 2010......................................      93
February 2011......................................      38
February 2012......................................      7
February 2013......................................      0
February 2014......................................      0
February 2015......................................      0
February 2016......................................      0
February 2017......................................      0
February 2018......................................      0
February 2019......................................      0
February 2020......................................      0
February 2021......................................      0
February 2022......................................      0
February 2023......................................      0
February 2024......................................      0
February 2025......................................      0
February 2026......................................      0
February 2027......................................      0
February 2028......................................      0
February 2029......................................      0
February 2030......................................      0
February 2031......................................      0
February 2032......................................      0
February 2033......................................      0
February 2034......................................      0
February 2035......................................      0
Weighted Average Life in Years** (to Maturity).....     5.89
Weighted Average Life in Years*** (to Call)........     4.00
____________
**       The weighted average life of an offered certificate is determined by
         (i) multiplying the net reduction, if any, of Certificate Principal Balance by the number of years from the date of issuance of the offered certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.
*** The weighted average life is calculated as stated above and also assumes that an optional termination is exercised on the first possible optional termination date.

       PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING AT THE
                 FOLLOWING PERCENTAGES OF PREPAYMENT ASSUMPTION

                                                     CLASS M-3
                                                    CERTIFICATES
                                                    ------------
HEP FOR FIXED-RATE MORTGAGE LOANS                      30.00%
PPC FOR ADJUSTABLE-RATE MORTGAGE LOANS                150.00%
DISTRIBUTION DATE
Initial Percentage.................................     100
February 2006......................................     100
February 2007......................................     100
February 2008......................................     100
February 2009......................................     100
February 2010......................................      11
February 2011......................................      7
February 2012......................................      2
February 2013......................................      0
February 2014......................................      0
February 2015......................................      0
February 2016......................................      0
February 2017......................................      0
February 2018......................................      0
February 2019......................................      0
February 2020......................................      0
February 2021......................................      0
February 2022......................................      0
February 2023......................................      0
February 2024......................................      0
February 2025......................................      0
February 2026......................................      0
February 2027......................................      0
February 2028......................................      0
February 2029......................................      0
February 2030......................................      0
February 2031......................................      0
February 2032......................................      0
February 2033......................................      0
February 2034......................................      0
February 2035......................................      0
Weighted Average Life in Years** (to Maturity).....     4.85
Weighted Average Life in Years*** (to Call)........     4.00
____________
**       The weighted average life of an offered certificate is determined by
         (i) multiplying the net reduction, if any, of Certificate Principal Balance by the number of years from the date of issuance of the offered certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.
*** The weighted average life is calculated as stated above and also assumes that an optional termination is exercised on the first possible optional termination date.

       PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING AT THE
                 FOLLOWING PERCENTAGES OF PREPAYMENT ASSUMPTION

                                                      CLASS M-4
                                                     CERTIFICATES
                                                     ------------
HEP FOR FIXED-RATE MORTGAGE LOANS                      30.00%
PPC FOR ADJUSTABLE-RATE MORTGAGE LOANS                150.00%
DISTRIBUTION DATE
Initial Percentage.................................     100
February 2006......................................     100
February 2007......................................     100
February 2008......................................     100
February 2009......................................     100
February 2010......................................      11
February 2011......................................      7
February 2012......................................      0
February 2013......................................      0
February 2014......................................      0
February 2015......................................      0
February 2016......................................      0
February 2017......................................      0
February 2018......................................      0
February 2019......................................      0
February 2020......................................      0
February 2021......................................      0
February 2022......................................      0
February 2023......................................      0
February 2024......................................      0
February 2025......................................      0
February 2026......................................      0
February 2027......................................      0
February 2028......................................      0
February 2029......................................      0
February 2030......................................      0
February 2031......................................      0
February 2032......................................      0
February 2033......................................      0
February 2034......................................      0
February 2035......................................      0
Weighted Average Life in Years** (to Maturity).....     4.46
Weighted Average Life in Years*** (to Call)........     4.00
____________
**       The weighted average life of an offered certificate is determined by
         (i) multiplying the net reduction, if any, of Certificate Principal Balance by the number of years from the date of issuance of the offered certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.
*** The weighted average life is calculated as stated above and also assumes that an optional termination is exercised on the first possible optional termination date.

       PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING AT THE
                 FOLLOWING PERCENTAGES OF PREPAYMENT ASSUMPTION

                                                      CLASS M-5
                                                    CERTIFICATES
                                                    ------------
HEP FOR FIXED-RATE MORTGAGE LOANS                      30.00%
PPC FOR ADJUSTABLE-RATE MORTGAGE LOANS                150.00%
DISTRIBUTION DATE
Initial Percentage.................................     100
February 2006......................................     100
February 2007......................................     100
February 2008......................................     100
February 2009......................................      21
February 2010......................................      11
February 2011......................................      7
February 2012......................................      0
February 2013......................................      0
February 2014......................................      0
February 2015......................................      0
February 2016......................................      0
February 2017......................................      0
February 2018......................................      0
February 2019......................................      0
February 2020......................................      0
February 2021......................................      0
February 2022......................................      0
February 2023......................................      0
February 2024......................................      0
February 2025......................................      0
February 2026......................................      0
February 2027......................................      0
February 2028......................................      0
February 2029......................................      0
February 2030......................................      0
February 2031......................................      0
February 2032......................................      0
February 2033......................................      0
February 2034......................................      0
February 2035......................................      0
Weighted Average Life in Years** (to Maturity).....     4.18
Weighted Average Life in Years*** (to Call)........     3.92
____________
**       The weighted average life of an offered certificate is determined by
         (i) multiplying the net reduction, if any, of Certificate Principal Balance by the number of years from the date of issuance of the offered certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.
*** The weighted average life is calculated as stated above and also assumes that an optional termination is exercised on the first possible optional termination date.

       PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING AT THE
                 FOLLOWING PERCENTAGES OF PREPAYMENT ASSUMPTION

                                                      CLASS M-6
                                                    CERTIFICATES
                                                    ------------
HEP FOR FIXED-RATE MORTGAGE LOANS                      30.00%
PPC FOR ADJUSTABLE-RATE MORTGAGE LOANS                150.00%
DISTRIBUTION DATE
Initial Percentage.................................     100
February 2006......................................     100
February 2007......................................     100
February 2008......................................     100
February 2009......................................      19
February 2010......................................      11
February 2011......................................      2
February 2012......................................      0
February 2013......................................      0
February 2014......................................      0
February 2015......................................      0
February 2016......................................      0
February 2017......................................      0
February 2018......................................      0
February 2019......................................      0
February 2020......................................      0
February 2021......................................      0
February 2022......................................      0
February 2023......................................      0
February 2024......................................      0
February 2025......................................      0
February 2026......................................      0
February 2027......................................      0
February 2028......................................      0
February 2029......................................      0
February 2030......................................      0
February 2031......................................      0
February 2032......................................      0
February 2033......................................      0
February 2034......................................      0
February 2035......................................      0
Weighted Average Life in Years** (to Maturity).....     3.98
Weighted Average Life in Years*** (to Call)........     3.74
____________
**       The weighted average life of an offered certificate is determined by
         (i) multiplying the net reduction, if any, of Certificate Principal Balance by the number of years from the date of issuance of the offered certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.
*** The weighted average life is calculated as stated above and also assumes that an optional termination is exercised on the first possible optional termination date.

       PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING AT THE
                 FOLLOWING PERCENTAGES OF PREPAYMENT ASSUMPTION

                                                      CLASS M-7
                                                     CERTIFICATES
                                                     ------------
HEP FOR FIXED-RATE MORTGAGE LOANS                      30.00%
PPC FOR ADJUSTABLE-RATE MORTGAGE LOANS                150.00%
DISTRIBUTION DATE
Initial Percentage.................................     100
February 2006......................................     100
February 2007......................................     100
February 2008......................................     100
February 2009......................................      19
February 2010......................................      11
February 2011......................................      0
February 2012......................................      0
February 2013......................................      0
February 2014......................................      0
February 2015......................................      0
February 2016......................................      0
February 2017......................................      0
February 2018......................................      0
February 2019......................................      0
February 2020......................................      0
February 2021......................................      0
February 2022......................................      0
February 2023......................................      0
February 2024......................................      0
February 2025......................................      0
February 2026......................................      0
February 2027......................................      0
February 2028......................................      0
February 2029......................................      0
February 2030......................................      0
February 2031......................................      0
February 2032......................................      0
February 2033......................................      0
February 2034......................................      0
February 2035......................................      0
Weighted Average Life in Years** (to Maturity).....     3.80
Weighted Average Life in Years*** (to Call)........     3.61
____________
**       The weighted average life of an offered certificate is determined by
         (i) multiplying the net reduction, if any, of Certificate Principal Balance by the number of years from the date of issuance of the offered certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.
*** The weighted average life is calculated as stated above and also assumes that an optional termination is exercised on the first possible optional termination date.